SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - June 27, 2001
(Date of Earliest Event Reported)

J NET ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-9728

              Nevada                                                                              88-0169922
__________________                                                __________________________
(State of Incorporation)                                                  (I.R.S. Employer Identification No.)

4020 W. Lake Creek Drive, #100
Wilson, Wyoming                                                                             83014
_____________________________                                               _____
(Address of principal executive offices                                             (Zip Code)

Registrant's telephone number, including area code:     (307) 739-8603

                                                N/A
_______________________________________________
Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

On June 27, 2001, the Board of Directors of J Net Enterprises, Inc. appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ended June 30, 2001, subject to confirmation by the stockholders of the Company. See the Current Report of Registrant on Form 8-K for June 4, 2001, which reported the termination of the relationship with the Company's previous independent auditors.

                                                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     J NET ENTERPRISES, INC.

                                                                                     By: /s/ Mark W. Hobbs
                                                                                      _____________________
                                                                                        Name: Mark W. Hobbs
                                                                                        Title: President

Dated: July 17, 2001